UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PINEAPPLE FINANCIAL INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PINEAPPLE FINANCIAL INC.
Unite 200, 111 Gordon Baker Road
Toronto, Ontario M2H 3R1

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held at [  ] Eastern Time on [__], 2025

September [__], 2025

To the Shareholders of Pineapple Financial Inc.

We hereby notify you that a special meeting (the “Special Meeting”) of the holders of common shares without par value (“Shareholders”) of Pineapple Financial Inc., a corporation continued and existing under the Canada Business Corporations Act (the “Company”), will be held on [  ], 2025, at [  ] Eastern Time, at the Company’s offices at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 for the following purposes  :

(1) to consider and, if deemed advisable, to approve, with or without variation, pursuant to Rule 712 and 713 of the NYSE American LLC ( “NYSE American”) Company Guide, an ordinary resolution approving the issuance of 24,642,700 common shares without par value in the capital of the Company (the “SR Common Shares”) issuable in exchange for 24,642,700 subscription receipts (the “Subscription Receipts”) issued and sold pursuant to that certain securities purchase agreement, dated September 1, 2025 (the “Securities Purchase Agreement”) between the Company and the purchasers identified on the signature pages thereto (the “Share Issuance Proposal” or “Proposal 1”), as more particularly described in the accompanying proxy statement (the “Proxy Statement”); and

(2) to consider and, if deemed advisable, to approve, with or without variation, a special resolution approving an amendment to the Company’s Articles of Continuance (the “Articles of Continuance”) to remove the restriction on transfers of common shares without par value in the capital of the Company (“Common Shares”) contained therein (the “Restriction Removal Proposal” or “Proposal 2”), as more particularly described in the Proxy Statement;

(3) to transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

The matters listed in this notice of meeting (this “Notice of Special Meeting”) are described in detail in the Proxy Statement. The Board of Directors of the Company (the “Board”) has fixed the close of business on September 15, 2025 (the “Record Date”), as the record date for determining those Shareholders who are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. The list of the Registered Shareholders (as defined in the Proxy Statement) as of the close of business on the Record Date will be made available for inspection at the Special Meeting and will be available for the ten days preceding the Special Meeting at the Company’s offices located at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3RI, during ordinary business hours for any purpose germane to the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE Special MEETING OF SHAREHOLDERS TO BE HELD ON [], 2025

On or about [  ], 2025 we will begin mailing the Proxy Statement [and related meeting materials]. This Notice of Special Meeting and the Proxy Statement are available at gopineapple.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE Special MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR COMMON SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS from [__] AT [__] AND SUCH MATERIALS WILL BE SENT TO YOU.

If you are a Shareholder and wish to dissent in respect of the Restriction Removal Proposal, you must strictly comply with the dissent procedures set out in Section 190 of the Canada Business Corporations Act (the “CBCA”). As a result of delivering a valid notice of dissent in connection with the Restriction Removal Proposal, if the Restriction Removal Proposal becomes effective, you will be entitled to be paid the fair value of your Common Shares, subject to strict compliance with Section 190 of the OBCA in respect of the Restriction Removal Proposal. The rights to dissent are described in the section of the Proxy Statement entitled “Proposal 2 – Restriction Removal Proposal – Dissent Rights” and the text of the section 190 of the CBCA is set forth in Appendix “A” to the Proxy Statement. Failure to strictly comply with such requirements may result in the loss or unavailability of any right of dissent.

[ ], 2025	By Order of the Board of Directors,

/s/
Shubha Dasgupta
Chief Executive Officer

i

Unit 200, 111 Gordon Baker Road

Toronto, Ontario M2H 3R1

PROXY STATEMENT

For the Special Meeting of Shareholders to be held on [__], 2025

General Information

Information in this proxy statement is provided as of September [●], 2025, unless otherwise noted.

We are providing these proxy materials, including the attached notice of meeting (the “Notice of Special Meeting”), form of proxy (the “Form of Proxy”) and voting information form (“VIF”) to holders (“Shareholders”) of common shares without par value (the “Common Shares”) in the capital of Pineapple Financial Inc., a corporation continued and existing under the Canada Business Corporations Act (referred to as “Pineapple,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Pineapple (the “Board of Directors” or the “Board”) of proxies to be voted at our special meeting of Shareholders (the “Special Meeting”) to be held on [__], 2025, beginning at [  ] a.m. Eastern Time at Pineapple’s offices, located at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, and at any adjournment or postponement of the Special Meeting. This proxy statement (this “Proxy Statement”) is being distributed and made available to our Shareholders starting on or about [  ], 2025. The purpose of the Special Meeting and the matters to be acted on are summarized below.

Agenda Item	Board Vote Recommendation	Page Reference
Share Issuance Proposal	FOR	10
Restriction Removal Proposal	FOR	14

Even if you plan to attend the Special Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

MEETING LOCATION and FORMAT

The Special Meeting will be held at Pineapple’s offices, located at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1. Pineapple strongly encourages all Shareholders to vote their Common Shares in advance of the Special Meeting using the Form of Proxy or VIF, as applicable. The Board and management of the Company will address the Special Meeting and Shareholders will be able to ask questions at the Special Meeting. Voting in advance of the Special Meeting using the Form of Proxy for Registered Shareholders (as defined herein) and VIF for Non-Registered Shareholders (as defined herein) in accordance with the instructions set out on your Form of Proxy or VIF, as applicable, will ensure your votes are counted at the Special Meeting.

We encourage you to make sure that your votes are represented at the Special Meeting. Please take the time to vote using the Form of Proxy or VIF, as applicable, sent to you in accordance with the instructions thereon so that your Common Shares are voted according to your instructions and represented at the Special Meeting.

In accordance with the provisions of the Canada Business Corporations Act (the “CBCA”), the Board of Directors has fixed September 15, 2025 (the “Record Date”), as the record date for the purpose of determining Shareholders entitled to vote at the Special Meeting. The Company will prepare a list of holders of its Common Shares as at the close of business on the Record Date. A Shareholder named in the list will be entitled to vote the Common Shares shown opposite their name at the Special Meeting and all adjournments thereof.

No cameras, recording equipment or electronic devices will be permitted in the Special Meeting.

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SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the management of the Company of proxies to be used at the Special Meeting for the purposes set forth in the Notice of Special Meeting. It is expected that the solicitation will be primarily by mail or email. Employees of the Company may solicit proxies personally or by telephone at nominal cost. The cost of any such solicitation by management will be borne by the Company.

MANNER OF VOTING AND EXERCISE OF DISCRETION BY PROXIES

The persons named in the Form of Proxy will vote the Common Shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. In the absence of such direction, such Common Shares will be voted FOR Proposal 1 (as defined herein) and FOR Proposal 2 (as defined herein).

The Form of Proxy confers discretionary authority upon the persons named therein with respect to any amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Special Meeting or any adjournment thereof. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting other than the matters referred to in the Notice of Special Meeting.

APPOINTMENT OF PROXIES

The persons named in the enclosed Form of Proxy are [directors (“Directors”) and/or officers (“Officers”)] of the Company. A Shareholder desiring to appoint some other person to represent them at the Special Meeting may do so by inserting such person’s name, who need not be a Shareholder, in the blank space provided in the Form of Proxy and striking out the names of the [two persons] specified or by completing another proper form of proxy.

In all cases, the completed proxy is to be delivered to Endeavor Trust Corporation at [ADDRESS] by [TIME] on [__], 2025.

REVOCATION OF PROXIES

A Shareholder of record of the Company (a “Registered Shareholder”) who has given a proxy may revoke the proxy as to any motion on which a vote has not already been cast pursuant to the authority conferred by it by: (a) depositing an instrument in writing, including another completed form of proxy, executed by such Registered Shareholder or by his or her attorney authorized in writing or by electronic signature or, if the Registered Shareholder is a corporation, by an officer or attorney thereof properly authorized, with Endeavor Trust Corporation at [ADDRESS], at any time prior to [TIME] (Toronto time) on [__], 2025; or (ii) with the chair of the Special Meeting on the day of the Special Meeting or any adjournment thereof; (b) transmitting, by telephone or electronic means, a revocation that complies with paragraph (i) or (ii) above and that is signed by electronic signature, provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such Shareholder or by or on behalf of his or her attorney, as the case may be; or (c) in any other manner permitted by law including attending the Special Meeting in person.

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VOTING BY NON-REGISTERED SHAREHOLDERS

The information set forth in this section is of significant importance to many Shareholders of the Company as a substantial number of Shareholders do not hold their Common Shares in their own name and thus are considered beneficial shareholders (“Non-Registered Shareholders”). If Common Shares are listed in an account statement provided to a Shareholder by a broker then, in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s broker or an agent of that broker or another similar intermediary holding on the Shareholder’s behalf.

If you have received the Company’s Form of Proxy directly, you may vote your shares [on the Internet in accordance with the instructions on the Form of Proxy, or you may also return it to Endeavor Trust Corporation by regular mail in the return envelope provided.

Only Registered Shareholders, or the persons they appoint as their proxies, are entitled to attend and vote at the Special Meeting. Non-Registered Shareholders will receive a VIF from an intermediary by way of instruction of their financial institution. Detailed instructions of how to submit your vote [(including voting on the Internet)] will be on the VIF. Non-Registered Shareholders should return their voting instructions as specified in the request for voting instructions.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives either a Form of Proxy or VIF wish to vote at the Special Meeting in person, the Non-Registered Shareholder should strike out the persons named in the Form of Proxy or VIF and insert the Non-Registered Shareholder’s name in the blank space provided or, in the case of a VIF, follow the directions indicated on the VIF. Non-Registered Shareholders who receive a VIF from an intermediary should carefully follow the instructions of their intermediary, including those regarding when and where the VIF is to be delivered.

A Non-Registered Shareholder who has submitted a VIF may revoke it by contacting the intermediary through which the Non-Registered Shareholder’s Common Shares are held and following the intermediary’s instructions. A Non-Registered Shareholder who has submitted the Company’s Form of Proxy may revoke it in the manner described in the Form of Proxy. Please refer to the sections entitled “Appointment of Proxies” and “Revocation of Proxies”.

These proxy materials are being sent directly to Registered Shareholders and indirectly to Non-Registered Shareholders.

VOTING SHARES AND RECORD DATE

The Company is authorized to issue an unlimited number of Common Shares with each share carrying the right to one vote per share at all meetings of the Shareholders.

As of September 15, 2025, the Company had 1,345,941 Common Shares issued and outstanding.

In accordance with the provisions of the CBCA, the Board of Directors has fixed September 15, 2025, as the Record Date for the purpose of determining Shareholders entitled to vote at the Special Meeting. The Company will prepare a list of holders of its Common Shares as at the close of business on the Record Date. A Shareholder named in the list will be entitled to vote the Common Shares shown opposite their name at the Special Meeting and any adjournment thereof.

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QUORUM

A quorum for the transaction of business at the Special Meeting is not less than two Shareholders present in person or represented by proxy.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Unless otherwise noted, approval of matters to be placed before the Special Meeting will be by way of an “ordinary resolution”, which is a resolution passed by a simple majority (50% plus 1) of the votes cast by Shareholders entitled to vote and present in person or represented by proxy.

A “special resolution” placed before the Special Meeting is a resolution passed by at least two-thirds (66⅔%) of the votes cast by Shareholders entitled to vote and present in person or by proxy.

QUESTIONS AND ANSWERS ABOUT THE SPEcial meeting

Q:	What information is contained in the proxy statement?

A:	The information included in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement is available at gopineapple.com.

Q:	What items of business will be voted on at the Special Meeting?

A:	The two (2) items of business to be voted on at the Special Meeting are:

(1)	Share Issuance Proposal. to consider and, if deemed advisable, to approve, with or without variation, pursuant to Rule 712 and 713 of the NYSE American LLC ( “NYSE American”) Company Guide, an ordinary resolution approving the issuance of 24,642,700 common shares without par value in the capital of the Company (the “SR Common Shares”) issuable in exchange for 24,642,700 subscription receipts (the “Subscription Receipts”) issued and sold pursuant to that certain securities purchase agreement, dated September 1, 2025 (the “Securities Purchase Agreement”) between the Company and the purchasers identified on the signature pages thereto (the “Share Issuance Proposal” or “Proposal 1”), as more particularly described herein; and

(2)	Restriction Removal Proposal. to consider and, if deemed advisable, to approve, with or without variation, a special resolution approving an amendment to the Company’s Articles of Continuance (the “Articles of Continuance”) to remove the restriction on transfers of Common Shares contained therein (the “Restriction Removal Proposal” or “Proposal 2”), as more particularly described herein.

The enclosed Form of Proxy confers discretionary authority upon the persons named therein with respect to any amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Special Meeting or any adjournment thereof. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting other than the matters referred to in the Notice of Special Meeting.

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Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your Common Shares:

(1)	FOR the Share Issuance Proposal; and

(2)	FOR the Restriction Removal Proposal.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all Common Shares owned by you as of the close of business on the Record Date, September 15, 2025. These Common Shares include: (1) Common Shares held directly in your name as a Registered Shareholder; and (2) Common Shares held for you, as the Non-Registered Shareholder, through a broker or other nominee, such as a bank.

As of the Record Date, there were 1,345,941 Common Shares outstanding and entitled to vote. Each Shareholder is entitled to one vote per proposal for each Common Share held by such Shareholder as of the Record Date.

Q:	What is the difference between holding Common Shares as a Registered Shareholder and as a Non-Registered Shareholder?

A:

Most of our Shareholders hold their Common Shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between Common Shares held of record and those owned beneficially.

Shareholder of Record: Common Shares Registered in Your Name

If your Common Shares are registered directly in your name on the books of Pineapple maintained with Pineapple’s transfer agent, Endeavor Trust Corporation, you are considered a Registered Shareholder and this proxy statement is sent directly to you by the Company. As a Registered Shareholder, you have the right to grant your voting proxy directly or to directly vote in person at the Special Meeting.

Beneficial Owner: Common Shares Registered in the Name of Broker or Bank

If your Common Shares are held in a brokerage account or by a bank or other nominee, you are considered Non-Registered Shareholder, or the “beneficial owner” of Common Shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a Non-Registered Shareholder, you have the right to direct your broker, bank or other nominee on how to vote the Common Shares held in your account. However, since you are not a Registered Shareholder, you may not vote these Common Shares in person at the Special Meeting unless you bring with you a legal proxy from the Registered Shareholder. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Special Meeting, instruct your broker, bank or nominee to vote your Common Shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your Common Shares.

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Q:	What happens if I do not vote?

A:

Shareholder of Record: Common Shares Registered in Your Name

If you are a Registered Shareholder and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet, your Common Shares will not be voted.

Beneficial Owner: Common Shares Registered in the Name of Broker or Bank

If you are a Non-Registered Shareholder and do not instruct your broker, bank, or other nominee how to vote your Common Shares, the question of whether your broker, bank or nominee will still be able to vote your Common Shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers, banks and nominees can use their discretion to vote “uninstructed” Common Shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker, bank or nominee that holds your Common Shares does not receive instructions from you on how to vote your Common Shares on a non-routine matter, the organization that holds your Common Shares will not be able to vote your Common Shares on such matter, often referred to as a broker non-vote.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The Share Issuance Proposal (Proposal 1) and the Restriction Removal Proposal (Proposal 2) are likely to be deemed non-routine matters. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been distributed. As such, it is important that you provide voting instructions to your broker, bank, or other nominee as to how to vote your Common Shares, if you wish to ensure that your Common Shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your Common Shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding Common Shares for a Non-Registered Shareholder does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the Non-Registered Shareholder.

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Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:

All Common Shares held by Registered Shareholders entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Special Meeting, will be voted in accordance with the instructions given.

The persons named in the Form of Proxy will vote the Common Shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. In the absence of such direction, such Common Shares will be voted FOR Proposal 1 and FOR Proposal 2.

The Form of Proxy confers discretionary authority upon the persons named therein with respect to any amendments or variations to matters identified in the Notice of Special Meeting and with respect to other matters which may properly come before the Special Meeting or any adjournment thereof. As of the date of this Circular, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting other than the matters referred to in the Notice of Special Meeting.

Q:	How do I vote?

A:

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you can vote your Common Shares in one of two ways: either by proxy or in person at the Special Meeting. If you choose to have your Common Shares voted by proxy, you may submit a proxy over the internet, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the Special Meeting in accordance with your instructions.

The procedures for voting are fairly simple:

Submit a Proxy by Mail. If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet. If you choose to submit a proxy by internet, go to www.eproxy.ca. Have your proxy card in hand when you access the website and follow the instructions. Your internet vote must be received by [  ] (Toronto time) on [__], 2025, to be counted.

Vote at the Special Meeting. Submitting a proxy by mail, internet or telephonically will not limit your right to vote at the Special Meeting if you decide to attend the Special Meeting and vote in person.

Non-Registered Shareholder: Common Shares Registered in the Name of Broker or Bank

If you are a Non-Registered Shareholder, you should have received a VIF with this Proxy Statement from your broker, bank or other nominee, rather than from the Company. Follow the instructions from your broker, bank or other nominee included with this Proxy Statement, or contact your broker, bank or other nominee to request a VIF. Internet voting may be available to Non-Registered Shareholders. Please refer to the voting instruction form provided by your broker, bank or other nominee.

As a Non-Registered Shareholder, you have the right to direct your broker, bank or nominee on how to vote the Common Shares held in your account. However, since you are not a Registered Shareholder, you may not vote these Common Shares in person at the Special Meeting unless you bring with you a legal proxy from the Registered Shareholder. A legal proxy may be obtained from your broker, bank or nominee.

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Q:	Can I change my vote or revoke my proxy?

A:

Shareholder of Record: Common Shares Registered in Your Name

You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. To change your vote or revoke your proxy if you are a Registered Shareholder, you may:

(1)	notify Shubha Dasgupta, our Chief Executive Officer in writing at Pineapple Financial Inc., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, which must be received before the start of the Special Meeting;

(2)	submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card;

(3)	deliver to Shubha Dasgupta our Chief Executive Officer another duly executed proxy bearing a later date which must be received before the start of the Special Meeting,; or

(4)	vote your Common Shares in person at the Special Meeting.

Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request. The last vote received chronologically before the applicable vote will supersede any prior votes.

Non-Registered Shareholder: Common Shares Registered in the Name of Broker or Bank

For Common Shares you hold beneficially as a Non-Registered Shareholder, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. A quorum for the Company is not less than two shareholders present in person or represented by proxy or duly authorized representative.

Q:	Am I entitled to Dissent Rights?

Registered Shareholders are entitled to dissent rights in respect of the Restriction Removal Proposal in accordance with the CBCA. Shareholders considering exercising dissent rights should seek advice of their own legal counsel and tax and investment advisors and should carefully review the description of such rights set forth in this Proxy Statement. The right to dissent is described in this proxy statement in the section entitled “Proposal 2 – Restriction Removal Proposal – Dissent Rights” and section 190 of the CBCA is set forth in Appendix A to this proxy statement. Failure to strictly comply with the dissent procedures in section 190 of the CBCA could result in a loss of dissent rights.

Q:	What is the voting requirement to approve each of the proposals?

A.

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Proposal	Vote Required	Voting Options	Impact of “Abstain” Votes	Impact of Broker Non-Votes
Proposal 1: Share Issuance Proposal.	The affirmative vote of a majority of the votes cast by the holders of all Common Shares present or represented and voting on this proposal is required	“FOR” “AGAINST” “ABSTAIN”	No effect	No effect

Proposal 2: Restriction Removal Proposal.	The affirmative vote of not less than two-thirds of the votes cast by the holders of all Common Shares present or represented and voting on this proposal is required.	“FOR” “AGAINST” “ABSTAIN”	No effect	No effect

Q:	What should I do if I receive more than one proxy statement?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple Forms of Proxy or VIFs. For example, if you hold your Common Shares in more than one brokerage account, you will receive a separate VIF for each brokerage account in which you hold Common Shares. If you are a Registered Shareholder and your Common Shares are registered in more than one name, you will receive more than Form of Proxy. Please complete, sign, date, and return each Form of Proxy and VIF that you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	Who will count the votes?

A:	The scrutineer of the Special Meeting will tabulate the votes.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Pineapple or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:	The Board of Directors is making this solicitation on behalf of Pineapple, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing the proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, or by electronic communication. On request, we may reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Shareholders.

Q.	Who can help answer my questions?

A.	If you have any questions about the Special Meeting or how to vote or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact, Pineapple Financial Inc., at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 or by phone at (416) 669-2046.

Pursuant to the Securities Purchase Agreement, each of the members of the Board, being Messrs. Dasgupta, Marin, Green, Baron and Giannoukakis, have each entered into a voting agreement with the Company and one of the Purchasers (as defined herein) providing that such individuals will support the Shareholder Approval (as defined herein) by voting in favor of the proposals described herein at the Special Meeting.

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PROPOSAL 1

APPROVAL OF THE Share Issuance PROPOSAL

Purpose and Background of the Share Issuance Proposal

Pursuant to the terms of the Securities Purchase Agreement dated September 1, 2025, between the Company and with certain investors (the “Purchasers”), we agreed to sell and issue to the Purchasers in a private placement offering (the “Private Placement”) Subscription Receipts of the Company at an offering price of US$3.80 per Subscription Receipt, with respect to certain Purchasers, and US$4.16 per Subscription Receipt with respect to other Purchasers. Purchasers tendered, at the election of each Purchaser, U.S. dollars or INJ tokens (the tokens of the native cryptocurrency of the Injective blockchain) to the Company as consideration for the Subscription Receipts (the aggregate amount paid in such INJ tokens and United States Dollars, the “Subscription Amount”). The Private Placement resulted in approximately US$100 million in gross proceeds to the Company in the form of cash (approximately US$22M) and INJ tokens (with a value of approximately US$78M as of the date of the closing of the Private Placement), less expenses of approximately US$2.18 million deducted from the cash proceeds and paid at the closing of the Private Placement to the Placement Agent (as defined below), in respect of the agent’s fee and to legal counsel for the Company, the Placement Agent and Injective Foundation (the “Permitted Withdrawals”). The principal purpose of the Private Placement was to raise capital and acquire INJ tokens in connection with the Company’s Injective digital asset treasury strategy, as previously disclosed in our Current Reports on Form 8-K, filed with the Commission on September 2, 2025, and September 10, 2025.

The Subscription Receipts are governed by the terms of that certain subscription receipt agreement, dated September 4, 2025 (the “Subscription Receipt Agreement”), by and among the Company, Odyssey Transfer and Trust Company (the “Subscription Receipt Agent”) and D. Boral Capital LLC, the exclusive placement agent to the Company (the “Placement Agent”), entered into in connection with the closing of the Private Placement. If the Escrow Release Conditions (as defined below) are satisfied no later than the Escrow Deadline (as defined below), the holders of the Subscription Receipts will be entitled to receive, without payment of additional consideration or the taking of any further action, one SR Common Share for each Subscription Receipt then held.

“Escrow Release Conditions” means (a) the receipt of the Shareholder Approval by the Company; (b) the Registration Statement (as defined below) being declared effective by the Commission (as defined below); (c) the receipt of required approvals by the applicable stock exchange, third parties, court and regulatory approvals required by the Company; (d) the SR Common Shares being approved for listing on NYSE American and the completion, satisfaction or waiver by NYSE American of all conditions precedent to such listing; (e) the Company shall not be in breach or default of any of its covenants or obligations under the Subscription Receipt Agreement or the agency agreement between the Company and the Placement Agent dated September 4, 2025; (f) from the date of the Subscription Receipt Agreement until the earlier of (i) the Escrow Deadline, or (ii) such date on which all of conditions listed as items (a) through (e) above have been satisfied or waived, as applicable, trading in the Common Shares shall not have been suspended by the Commission or the Company’s principal Trading Market (as defined below), and trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, and minimum prices shall not have been established on securities whose trades are reported by such service or any Trading Market; and (g) the Company and the Placement Agent, in compliance with a letter agreement dated September 4, 2025, by and among the Company, Injective Foundation and the Placement Agent, shall have delivered an escrow release notice to the Subscription Receipt Agent in accordance with the Subscription Receipt Agreement, confirming that items (a) through (f), above, inclusive, have been satisfied or waived, provided that, under no circumstances shall the conditions in either of clauses (a) or (b), above, be waived.

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“Escrow Deadline” means at or prior to 5:00 p.m. (New York time) on the date that is 60 days from the closing date of the Private Placement, subject (i) to an automatic extension to an aggregate of 90 days from the closing date of the Private Placement in the event that the Commission notifies the Company that it will review the Registration Statement, and (ii) such further extension(s) to be agreed to in writing by the holders of 50.1% or more of the Subscription Amounts (as defined in the Subscription Receipt Agreement), including Injective Foundation, acting reasonably, in accordance with the Securities Purchase Agreement.

“Trading Market” means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

Pursuant to the Securities Purchase Agreement, the Company shall, within 30 days following execution of the Securities Purchase Agreement, prepare and file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “Commission”) relating to the Shareholders’ consideration and vote with respect to the Shareholder Approval. Accordingly, the Company is filing this preliminary proxy statement in connection with the Special Meeting to approve (i) the issuance of the SR Common Shares to be delivered to the holders of Subscription Receipts; and (ii) the amendment to the constating documents of the Company to remove the restriction on transfers of the Common Shares contained in the Articles of Continuance of the Company (together, the “Shareholder Approval”). Pursuant to the Securities Purchase Agreement, each of the member of the Board, being Messrs. Dasgupta, Marin, Green, Baron and Giannoukakis have entered into a voting agreement with the Company and one of the Purchasers providing that such individuals will support the Shareholder Approval by voting in favor of the proposals described herein at the Special Meeting.

The Securities Purchase Agreement further provides that, within five (5) business days of receiving Shareholder Approval, the Company shall file a registration statement on Form S-1 (the “Registration Statement”) with the Commission to permit the resale of the SR Common Shares. Pursuant to the Securities Purchase Agreement, and subject to the satisfaction or waiver, as applicable, of the other Escrow Release Conditions described therein, the SR Common Shares will not be issued until Shareholder Approval is received and the Registration Statement has been declared effective.

Upon satisfaction or waiver of the Escrow Release Conditions on or before the Escrow Deadline, (i) an aggregate of US$2,100,000 shall be released to the Company by the Subscription Receipt Agent for legacy business expenses, working capital, general corporate purposes and for the payment of amounts owed by the Company, (ii) the balance of the aggregate Subscription Amount paid in cash shall be released directly to Canary Capital Group LLC (the “Asset Manager”) and Monarq Asset Management LLC (the “Advisor”) in furtherance of the Company’s digital asset treasury strategy focused on the Injective blockchain, and (iii) the Subscription Receipt Agent shall direct Canary Capital Group LLC, acting as escrow agent with respect to proceeds tendered in the form of INJ tokens, to (A) deem that title to the aggregate Subscription Amount paid in the form of INJ tokens, in addition to any staking rewards or other income earned thereon, be transferred to the Company and managed by the Asset Manager and the Advisor for the benefit of the Company. For additional information about the foregoing transactions and the agreements entered into by the Company in connection therewith, please refer to the Company’s Current Report on Form 8-K, filed with the Commission on September 10, 2025.

If the Escrow Release Conditions are not satisfied or waived by the Escrow Deadline, the Company will be unable to consummate the transactions contemplated by the Securities Purchase Agreement, all proceeds from the Private Placement, including interest or staking rewards earned thereon, as applicable, will be returned to the Purchasers of Subscription Receipts, with the Company being solely responsible for any cash shortfall resulting from the Permitted Withdrawals, and the issuance of the SR Common Shares as described herein will not take place.

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The Subscription Receipts are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the SR Common Shares has not been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Reasons for this Proposal

The Common Shares are listed on The NYSE American LLC and trade under the ticker symbol “PAPL.” NYSE American Listing Rule 713(a)(ii) requires us to obtain shareholder approval prior to the issuance of our Common Shares equal to 20% or more of the Company’s presently outstanding Common Shares at a price less than the Minimum Price.

For purposes of NYSE American Listing Rule 713, “Minimum Price” means a price that is the lower of: (i) the official closing price immediately preceding the signing of the binding agreement; or (ii) the average official closing price for the five trading days immediately preceding the signing of the binding agreement.

Immediately prior to the execution of the Securities Purchase Agreement, we had 1,345,941Common Shares issued and outstanding. Therefore, the issuance of 24,642,700 Common Shares will constitute greater than 20% of the Common Shares outstanding immediately prior to the execution of the Securities Purchase Agreement.

The Share Issuance Proposal Ordinary Resolution

The complete text of the ordinary resolution which management intends to place before the Special Meeting for approval is as follows:

“RESOLVED as an ordinary resolution that the issuance of 24,642,700 common shares without par value in the capital of the Company issuable in exchange for 24,642,700 subscription receipts issued and sold pursuant to the securities purchase agreement dated September 1, 2025, between the Company and the purchasers identified on the signature pages thereto, provided that the Board of Directors of the Company may, in its sole discretion, revoke this ordinary resolution before it is acted upon without further approval of the shareholders of the Company. Any one director or officer of the Company be and is hereby authorized for, and on behalf of the Company, to execute and deliver all documents and instruments and to take such other actions as such individual may determine to be necessary or desirable to implement this ordinary resolution and the matters authorized hereby, and approved by such director or officer with such changes and modifications thereto as such director or officer may in his or her discretion approve, such determination, changes and modifications to be conclusively evidenced by the execution and/or delivery of any such documents or instruments and the taking of any such actions.”

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Potential Consequences if the Share Issuance Proposal is Not Approved

The failure of our Shareholders to approve the Share Issuance Proposal will mean that (i) the Company cannot permit the issuance of the SR Common Shares, (ii) the Company will be unable to consummate the transactions contemplated by the Securities Purchase Agreement, (iii) all cash proceeds raised in the Private Placement and all INJ tokens received pursuant to the Private Placement will be returned to the Purchasers, as applicable, with the Company being solely responsible for any cash shortfall resulting from the Permitted Withdrawals, (iv) the Company will need to seek alternative financing arrangements, and (v) the Company may incur substantial additional costs and expenses in connection with the foregoing.

Potential Adverse Effects of the Approval of the Share Issuance Proposal

If the Restriction Removal Proposal is approved and all other Escrow Release Conditions are satisfied or waived, as applicable, by the Escrow Deadline, existing Shareholders will suffer dilution in their ownership interests in the future upon the issuance of the SR Common Shares. In addition, the sale into the public market of the SR Common Shares could materially and adversely affect the market price of our Common Shares.

Vote Required

The affirmative vote of a majority of the votes cast by Shareholders on this Share Issuance Proposal (Proposal 1) at the Special Meeting will be required to approve this proposal. Abstentions and broker non-votes are not counted among the votes cast for or against this proposal and therefore will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

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PROPOSAL 2
RESTRICTION REMOVAL PROPOSAL

Purpose and Background of the Restriction Removal Proposal

One of the Escrow Release Conditions is Shareholder approval of the removal of a restriction on transfers of the Common Shares contained in the Articles of Continuance of the Company (the “Transfer Restriction”).

In this Restriction Removal Proposal, we are asking Shareholders to authorize the Board to execute and file, or direct to be filed, Form 4 – Articles of Amendment, to remove the following restriction on transfers of Common Shares contained in the Articles of Continuance:

Board Approval - While the Corporation is not a public company, no shares shall be transferred without the prior consent of the directors expressed by a resolution of the board of directors and the directors shall not be required to give any reason for refusing to consent to any proposed transfer. The consent of the board of directors may be in respect of a specific proposed trade or trades.

Under the CBCA, the articles of a corporation may, by special resolution, be amended to remove restrictions on the transfer of shares. A special resolution is a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted in respect of that resolution. Accordingly, at the Special Meeting, Shareholders will be asked to consider, and, if deemed advisable, to pass a special resolution to approve the Restriction Removal Proposal.

Even if the Restriction Removal Proposal is approved, the Board of Directors retains the power to revoke it at all times prior to the issuance of a certificate of amendment without any further approval by Shareholders. The Board will only exercise such power in the event that it is, in its opinion, in the best interest of the Company to do so.

The Restriction Removal Proposal Special Resolution

The complete text of the special resolution which management intends to place before the Special Meeting for approval is as follows:

“RESOLVED as a special resolution that the Company’s articles of continuance be amended to remove the restriction on share transfers, provided that the Board of Directors of the Company may, in its sole discretion, revoke this special resolution before it is acted upon without further approval of the shareholders of the Company. Any one director or officer of the Company be and is hereby authorized for, and on behalf of the Company, to execute and deliver all documents and instruments and to take such other actions as such individual may determine to be necessary or desirable to implement this special resolution and the matters authorized hereby, and approved by such director or officer with such changes and modifications thereto as such director or officer may in his or her discretion approve, such determination, changes and modifications to be conclusively evidenced by the execution and/or delivery of any such documents or instruments and the taking of any such actions.”

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Potential Consequences if the Restriction Removal Proposal is Not Removed

The failure of our Shareholders to approve the Share Issuance Proposal will mean that (i) the Company cannot permit the issuance of the SR Common Shares, (ii) the Company will be unable to consummate the transactions contemplated by the Securities Purchase Agreement, (iii) all cash proceeds raised in the Private Placement and all INJ tokens received pursuant to the Private Placement will be returned to the Purchasers, as applicable, with the Company being solely responsible for any cash shortfall resulting from the Permitted Withdrawals, (iv) the Company will need to seek alternative financing arrangements, and (v) the Company may incur substantial additional costs and expenses in connection with the foregoing.

Potential Adverse Effects of the Approval of the Restriction Removal Proposal

If the Restriction Removal Proposal is approved and all other Escrow Release Conditions are satisfied or waived, as applicable, by the Escrow Deadline, existing Shareholders will suffer dilution in their ownership interests in the future upon the issuance of the SR Common Shares. In addition, the sale into the public market of the SR Common Shares could materially and adversely affect the market price of the Common Shares.

Dissent Rights

Shareholders have the right to dissent with respect to the Restriction Removal Proposal and, if the Restriction Removal Proposal becomes effective, to be paid the fair value of their Common Shares in accordance with the provisions of section 190 of the CBCA. The statutory provisions dealing with the right of dissent are technical and complex, and a failure to strictly comply with the requirements set forth in section 190 of the CBCA may result in the loss of any right of dissent.

Under the CBCA, shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. Subject to specified exceptions, dissent rights may be exercised by a holder of shares of any class or series of shares entitled to vote where a corporation is subject to an order of the court permitting such shareholder to dissent or where a corporation proposes to:

(a)	amend its articles to add, change or remove any provision restricting or constraining the issue or transfer of shares of that class;
(b)	amend its articles to add, change or remove any restrictions on the business or businesses that the corporation may carry on;
(c)	enter into certain statutory amalgamations;
(d)	continue out of the jurisdiction;
(e)	sell, lease or exchange all or substantially all of its property, other than in the ordinary course of business;
(f)	carry out a going-private transaction or squeeze-out transaction; or
(g)	amend its articles to alter the rights or privileges attaching to shares of any class where such alteration triggers a class vote.

The following description of rights of Shareholders to dissent is not a comprehensive statement of the procedures to be followed by a dissenting Shareholder who seeks payment of the fair value of its Common Shares and is qualified in its entirety by reference to the full text of Section 190 of the CBCA which is attached to this Proxy Statement as Appendix “A”. A dissenting Shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of Section 190 of the CBCA and should seek independent legal advice. Failure to comply strictly with the provisions of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

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Shareholders who wish to dissent should take note that strict compliance with the dissent procedures is required.

Pursuant to Section 190 of the CBCA, a shareholder is entitled, in addition to any other right that the shareholder may have, to dissent and to be paid by the Company the fair value of the shares in respect of which that shareholder dissents. “Fair value” is determined as of the close of business on the last business day before the day on which the applicable resolution (in this case, the resolution approving the Restriction Removal Proposal) is adopted. A shareholder may dissent only with respect to all of the shares held on behalf of any one beneficial shareholder and registered in the name of the dissenting shareholder. Persons who are Non-Registered Shareholders who wish to dissent with respect to their shares should be aware that only Registered Shareholders are entitled to dissent with respect to Common Shares. A Registered Shareholder such as an intermediary who holds Common Shares as nominee for Non-Registered Shareholders, must exercise the right of dissent on behalf of Non-Registered Shareholders with respect to all the Common Shares held for such Non-Registered Shareholders.

The delivery of a notice of dissent does not deprive a Shareholder of its right to vote at the Special Meeting, however, a vote in favour of the Restriction Removal Proposal will result in a loss of dissent rights under Section 190 of the CBCA. A vote against the Restriction Removal Proposal, whether in person or by proxy, does not constitute a notice of dissent, but a Shareholder need not vote its Common Shares against the Restriction Removal Proposal in order to object. Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favour of the Restriction Removal Proposal does not constitute a notice of dissent in respect of the Restriction Removal Proposal, but any such proxy granted by a Shareholder who intends to dissent should be validly revoked in order to prevent the proxy holder from voting such Common Shares in favour of the removal of the Restriction Removal Proposal.

To exercise the right of dissent, a Shareholder must provide notice of this dissent to the Company by delivering a written objection to the Restriction Removal Proposal (i) to Pineapple Financial Inc., Attention:, Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 on or before the date of the Special Meeting; or (ii) at the Special Meeting, to the chair of the Special Meeting.

A dissenting Shareholder may only claim with respect to all of the Common Shares held by them or on behalf of any one Non-Registered Shareholder and registered in the name of the dissenting Shareholder.

If the dissenting Shareholder and the Company are unable to agree on the fair value of the shares, either party may apply to the applicable court to fix the fair value. The complete text of Section 190 of the CBCA is attached to this proxy statement as Appendix “A”.

If the Restriction Removal Proposal is approved at the Special Meeting or at an adjournment or postponement thereof, the Company is required to deliver to each Shareholder who has filed a notice of dissent and has not voted for the Restriction Removal Proposal or not withdrawn that Shareholder’s notice of dissent (each, a “Dissenting Shareholder”), within ten (10) days after the approval of the Restriction Removal Proposal, a notice stating that the Restriction Removal Proposal has been adopted (the “Notice of Resolution”). A Dissenting Shareholder then has twenty (20) days after receipt of the Notice of Resolution or, if the Dissenting Shareholder does not receive a Notice of Resolution, within twenty (20) days after learning that the Restriction Removal Proposal has been adopted, to send to the Company a written notice (a “Demand for Payment”) containing the Dissenting Shareholder’s name and address, the number of Common Shares in respect of when it dissents and a demand for payment of the fair value of such Common Shares. A Dissenting Shareholder must within thirty (30) days after sending the Demand for Payment, send the certificate(s) representing the Common Shares in respect of which it is dissenting to the Company or its transfer agent, Endeavor Trust Corporation. The Company or Endeavor Trust Corporation must endorse the certificate(s) with a notice that the holder is a Dissenting Shareholder under Section 190 of the CBCA and forthwith return the certificate(s) to the Dissenting Shareholder. A Dissenting Shareholder who does not send the certificate(s) within the thirty (30) day period has no right to make a claim under Section 190 of the CBCA.

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A Dissenting Shareholder ceases to have any rights as a holder of Common Shares, other than the right to be paid their fair value, unless: (i) the Demand for Payment is withdrawn before the Company makes an Offer to Pay (as defined below); (ii) the Company fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws the Demand for Payment; or (iii) the Board revokes the Restriction Removal Proposal resolution, in which case the Shareholder’s rights are reinstated as of the date the Notice of Resolution was sent. Not later than seven (7) days after the later of the date on which the Transfer Restriction is removed from the Article of Continuance of the Company or the day the Company received the Demand for Payment, the Company must send a written offer to pay (“Offer to Pay”) in the amount considered by the Board to be the fair value of the Common Shares in respect of which the Dissenting Shareholder has dissented or, alternatively, a notification that the Compnay is unable lawfully to pay dissenting Shareholders for their Common Shares. The Offer to Pay must be accompanied by a statement showing how the fair value was determined. Every Offer to Pay made to Dissenting Shareholders must be on the same terms, and lapses if not accepted within thirty (30) days after being made.

If the Offer to Pay is accepted, payment must be made within ten (10) days of acceptance.

If the Company does not make an Offer to Pay or if a Dissenting Shareholder fails to accept an Offer to Pay, the Company may, within fifty (50) days of the date on which the Transfer Restriction is removed from the Article of Continuance of the Company, or within such further period as a court of competent jurisdiction may allow, apply to the court to fix a fair value for the securities of any Dissenting Shareholder. If the Company fails to so apply to the court, a Dissenting Shareholder may do so for the same purpose within a further period of twenty (20) days or such other period as the court may allow. A Dissenting Shareholder is not required to give security for costs in any application to the court. Applications referred to in this paragraph may be made to a court of competent jurisdiction in the place where the Company has its registered office or in the province where the Dissenting Shareholder resides if the Company carries on business in that province.

If the Company makes an application to the court, it must give notice of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard to each Dissenting Shareholder who has sent the Company a Demand for Payment and has not accepted an Offer to Pay. All Dissenting Shareholders whose Common Shares have not been purchased by the Company must be made parties to the application and are bound by the decision of the court. The court is authorized to determine whether any other person is a Dissenting Shareholder who should be joined as a party to such application.

The court must fix a fair value for the shares of all Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the date on which the Transfer Restriction is removed from the Article of Continuance of the Company until the date of payment of the amount so fixed. The final order of the court in the proceedings commenced by an application by the Company or a Dissenting Shareholder must be rendered against the Company and in favour of each Dissenting Shareholder.

The above is only a summary of the dissenting Shareholder provisions of the CBCA. A Shareholder of the Company wishing to exercise a right to dissent should seek independent legal advice. Failure to comply strictly with the provisions of the statute may prejudice the right of dissent.

Vote Required

The affirmative vote of the holders of not less than two-thirds of the votes cast on this Restriction Removal Proposal (Proposal 2) at the Special Meeting will be required to approve this proposal. Abstentions and broker non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” APPROVAL OF THE RESTRICTION REMOVAL PROPOSAL.

The text of the special resolution to be passed in order for the Restriction Removal Proposal to be approved is set out above under “The Restriction Removal Proposal Special Resolution”.

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SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our Common Shares, as of the Record Date:

●	each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Shares;

●	each of our executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The following table sets forth information, as of the Record Date, or as otherwise set forth below, with respect to the beneficial ownership of our Common Shares (i) all persons known to us to be the beneficial owners of more than 5% of the outstanding Common Shares, and (ii) all of our directors and our current executive officers as a group. As of the Record Date, we had 1,345,941 Common Shares outstanding.

Unless otherwise indicated the mailing address of each of the Shareholders below is c/o Pineapple Financial Inc., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3RI. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all Common Shares held by them.

Pursuant to the Securities Purchase Agreement, each member of the Board, being Messrs. Dasgupta, Marin, Green, Baron and Giannoukakis, have entered into a voting agreement with the Company and one of the Purchasers providing that such individuals will support the Shareholder Approval by voting in favor of the proposals described herein at the Special Meeting.

Name	Shares	Percentage

Directors and Named Executive Officers
Shubha Dasgupta (1)	82,560	6.13%
Sarfraz Habib (2)	16,069	1.19%
Kendall Marin (3)	159,299	11.83%
Drew Green (4)	62,096	4.61%
Paul Baron (5)	8,739	0.65%
Tasis Giannoukakis (6)	10,021	0.74%
All Directors and Officers as a group (6 persons)	338,784	25.14%

* Based on 1,345,941 Common Shares issued and outstanding as of the Record Date.

(1)	Includes 6,333 options to purchase Common Shares at an exercise price of US$72.00 and 1,282 warrants to acquire Common Shares at an exercise price of C$58.60. The securities beneficially owned by Mr. Shubha Dasgupta are held through 5032771 Ontario Inc., a corporation controlled by Mr. Dasgupta. Also includes 12,638 Restricted Share Units (RSUs) with a nil exercise price and exercisable as of July 16, 2025, as well as 20,000 options to acquire Common Shares at an exercise price of US$1.30, all of which are registered directly in the name of Mr. Shubha Dasgupta.

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(2)	Includes 5,023 Restricted Share Units (RSUs) with a nil exercise price, exercisable as of July 16, 2025, and 11,046 options to acquire Common Shares of the Company at an exercise price of US$1.30.
(3)	Includes 6,333 options to purchase Common Shares at an exercise price of US$72.00, 1,282 warrants to acquire common shares at an exercise price of C$58.60, 12,638 Restricted Share Units (RSUs) with a nil exercise price exercisable as of July 16, 2025, and 20,000 options to purchase Common Shares at an exercise price of US$1.30.
(4)	Includes 5,107 options to purchase Common Shares at an exercise price of US$72.00 and 1,282 warrants to acquire Common Shares at an exercise price of C$58.60. The securities beneficially owned by Mr. Drew Green are held through DREWGREEN.CA INC., an entity controlled by Mr. Green. Also includes 11,092 Restricted Share Units (RSUs) with a nil exercise price, exercisable as of July 16, 2025, and 10,000 options to purchase Common Shares of the Company at an exercise price of US$1.30, registered under his own name.
(5)	Includes 3,205 common shares and 511 options to purchase Common Shares at an exercise price of US$72.00, 2,500 share options with an exercise price of US$1.30, and 2,523 Restricted Share Units (RSUs) with a nil exercise price which became issuable as of July 16, 2025.
(6)	Includes 4,487 common shares and 511 options to purchase Common Shares at an exercise price of US$72.00, 2,500 options to purchase Common Shares at an exercise price of US$1.30, and 2,523 Restricted Share Units (RSUs) with a nil exercise price which became issuable as of July 16, 2025.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

The management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) each person who has been a director or executive officer of the Company, at any time since the beginning of the Company’s last financial year, and (b) any associates or affiliates of each person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year in any matter to be acted on at the Special Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants, vesting of Common Shares or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 1,345,941 Common Shares issued and outstanding as of Record Date.

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INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set forth herein, the Company is not aware of any material interest, direct or indirect, of any “informed person” of the Company, any proposed director of the Company or any associate or affiliate of any of the foregoing in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

For the purposes of the above, “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

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AUDITOR

The Company’s Auditor is MNP LLP. MNP LLP was reappointed as Auditor on March 7, 2025.

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MANAGEMENT CONTRACTS

Our management functions are not, to any substantial degree, performed by a person or persons other than our directors or executive officers.

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NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our Shareholders may be householding our Shareholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Pineapple Financial Inc., Attention:, Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 or by calling us at (416) 669-2046. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

ADDITIONAL INFORMATION

Additional information relating to the Company can be found on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.com. A copy of this document and other public documents of the Company are available upon request to the Company at Unit 200, 111 Gordon Baker Road, North York, Ontario M2H 3R1.

Additional financial information is provided in the Company’s comparative annual financial statements and Management Discussion & Analysis for the financial year ended August 31, 2024.

23

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the Shareholders at our 2026 Annual General Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1, no later than December 29, 2025.

If we are not notified of a Shareholder proposal within a reasonable time prior to the time we send our proxy statement for our 2026 Annual General Meeting of Shareholders, our Board will have discretionary authority to vote on the Shareholder proposal, even though the Shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a Shareholder proposal was received by us, it is suggested that Shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to PINEAPPLE FINANCIAL INC., Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1. Notwithstanding, the foregoing shall not affect any rights of Shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any Shareholder a right to have any nominee included in our proxy statement.

The contents and the sending of our proxy statement have been approved by the Board of Directors.

By order of the Board of Directors,

/s/ Shubha Dasgupta
Shubha Dasgupta
Chief Executive Officer
[__], 2025

24

APPENDIX A

CBCA Dissent Rights

Right to dissent

190 (1)	Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
(b)	amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;
(c)	amalgamate otherwise than under section 184;
(d)	be continued under section 188;
(e)	sell, lease or exchange all or substantially all its property under subsection 189(3); or
(f)	carry out a going-private transaction or a squeeze-out transaction.

Further right

(2)	A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1)	The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3)	In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4)	A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5)	A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6)	The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7)	A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)	the shareholder’s name and address;
(b)	the number and class of shares in respect of which the shareholder dissents; and
(c)	a demand for payment of the fair value of such shares.

Share certificate

(8)	A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9)	A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10)	A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11)	On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)	the shareholder withdraws that notice before the corporation makes an offer under subsection (12),
(b)	the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or
(c)	the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12)	A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)	a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or
(b)	if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13)	Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14)	Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15)	Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16)	If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17)	An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18)	A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19)	On an application to a court under subsection (15) or (16),

(a)	all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and
(b)	the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20)	On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21)	A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22)	The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23)	A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

(24)	If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25)	If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)	withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or
(b)	retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26)	A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or
(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

ENDEAVOR TRUST CORPORATION
Suite 702 - 777 Hornby Street
Vancouver, BC, V6Z 1S4 Canada

Pineapple Financial Inc.

Security Class: Common Shares

[name]
[address]
[city] [prov] [postal code]
[country]

FORM OF PROXY

Special Meeting of the Common Shareholders
to be held on [], 2025 (the "Meeting")

This Form of Proxy is solicited by and on behalf of the management of Pineapple Financial Inc. (the "Company")

Notes to proxy

Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the management to the holder.

If you appoint the Management Nominees, as defined herein, to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by [] am, Eastern Time, on [], 2025 or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS	
MAIL or HAND DELIVERY	**Endeavor Trust Corporation** **702 – 777 Hornby Street** **Vancouver, BC V6Z 1S4**
FACSIMILE – 24 Hours a Day	**604-559-8908**
EMAIL	**proxy@endeavortrust.com**
ONLINE	**As listed on Form of Proxy or Voting Instruction Form**

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this proxy.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy.

Login information for online voting
www.eproxy.ca
Control Number:
Password:

Appointment of Proxyholder

I/We, being holder(s) of certain common shares in the capital of **Pineapple Financial Inc.** hereby appoint: **Shubha Dasgupta, Chief Executive Officer,** or, failing this person, **Sarfraz Habib, Chief Financial Officer** (the "Management Nominees").

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the special meeting of shareholders of **Pineapple Financial Inc.** to be held at **Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 on [], 2025 at [9:30am],** Eastern Time, and at any adjournment or postponement thereof.

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Proposal 1: Share Issuance Proposal**	☐	☐	☐
2. **Proposal 2: Restriction Removal Proposal**	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting.

If no voting instructions are indicated above, this proxy will be voted as recommended by management.

Signature(s)

____

____

Print Name(s) & Signing Capacity(ies), if applicable

____

Date (MM-DD-YY)
THIS PROXY MUST BE DATED

To request the receipt of future documents via email, you may contact Endeavor Trust Corporation at proxy@endeavortrust.com.

ENDEAVOR TRUST CORPORATION
Suite 702 - 777 Hornby Street
Vancouver, BC, V6Z 1S4 Canada

Pineapple Financial Inc.

Security Class: Common Shares

[name]
[address]
[city] [prov] [postal code]
[country]

Voting Instruction Form ("VIF")

Special Meeting of the Common Shareholders to be held on [], 2025 (the "Meeting")

This VIF is solicited by and on behalf of the management of Pineapple Financial Inc. (the "Company")

Notes to VIF

Every holder has the right to appoint some a person of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen appointee in the space provided on the reverse.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those holders must sign this VIF in the space provided on the reverse. If you are voting on behalf of a corporation or another individual you must sign this VIF with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this VIF.

This VIF should be signed in the exact manner as the name(s) appears on the VIF.

If this VIF is not dated, it will be deemed to bear the date on which it is mailed by the management to the holder.

If you appoint the Management Nominees, as defined herein, to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

This VIF confers discretionary authority in respect of amendments or variations to matters identified in the notice of meeting or other matters that may properly come before the Meeting or any adjournment or postponement thereof.

This VIF should be read in conjunction with the accompanying documentation provided by Management.

VIFs submitted must be received by [] am, Eastern Time, on [], 2025 or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting.

VOTING METHODS	
MAIL or HAND DELIVERY	**Endeavor Trust Corporation 702 – 777 Hornby Street Vancouver, BC V6Z 1S4**
FACSIMILE – 24 Hours a Day	**604-559-8908**
EMAIL	**proxy@endeavortrust.com**
ONLINE	**As listed on Form of Proxy or Voter Instruction Form**

If you vote by FAX, EMAIL or On-Line, DO NOT mail back this VIF.

Voting by mail, fax or by email are the only methods by which a holder may appoint a person other than the Management Nominees named on the reverse of this VIF.

Login information for online voting
www.eproxy.ca
Control Number:
Password:

Appointee(s)

I/We, being the undersigned holder(s) of certain common shares in the capital of **Pineapple Financial Inc.** hereby appoint: **Shubha Dasgupta, Chief Executive Officer,** or, failing this person, **Sarfraz Habib, Chief Financial Officer** (the "Management Nominees").

OR

If you wish to attend in person or appoint someone else other than the Management Nominees listed herein, print your name or the name of your appointee in this space.

as my/our appointee with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the special meeting of shareholders of **Pineapple Financial Inc.** to be held at **Unit 200, 111 Gordon Baker Road, Toronto, Ontario M2H 3R1 on [], 2025 at [9:30]am,** Eastern Time, and at any adjournment or postponement thereof.

MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. **Proposal 1: Share Issuance Proposal**	☐	☐	☐
2. **Proposal 2: Restriction Removal Proposal**			

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting.

If no voting instructions are indicated above, this VIF will be voted as recommended by management.

Signature(s)

____

____

Print Name(s) & Signing Capacity(ies), if applicable

____

Date (MM-DD-YY)
THIS VIF MUST BE DATED

To request the receipt of future documents via email, you may contact Endeavor Trust Corporation at proxy@endeavortrust.com.